Exhibit 10.30

Amendment No. 15

to

Technical Services Agreement

This Amendment no. 15 (“Amendment”) to the Inventory Support & Services Agreement Between Delta Air Lines, Inc (“Delta”) and MN Airlines, LLC, (“Sun Country”) dated October 8, 2003, (the “Agreement”), shall be effective as of the 23rd day of July, 2014 “Effective Date”).

WHEREAS, the parties have entered into the Agreement for the provision of certain maintenance services to Sun Country; and

WHEREAS, the parties wish to amend the Agreement to allow for changes in aircraft that are covered by this Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.     All capitalized terms used herein but not defined shall have the meaning ascribed to them in the Agreement.

2.     The Agreement is hereby amended to update the list of aircraft tail numbers to be included and covered under the Agreement effective as of the 1st day of July, 2014;

Registration	Model	Serial Nbr.	Variable	Mfg. Date	Engine Type
N710SY	B737-7	S/N 30241	YB109	Dec. 2001	CFM56-7
N711SY	B737-7	S/N 30245	YB110	Jan. 2002	CFM56-7
N712SY	B737-7	S/N 28219	YA321	Jan. 1999	CFM56-7
N713SY	B737-7	S/N 30635	YA323	Nov. 2000	CFM56-7
N714SY	B737-7	S/N 33786	YB854	Nov. 2003	CFM56-7
N715SY	B737-7	S/N 33787	YB856	Dec, 2003	CFM56-7
N716SY	B737-7	S/N 30629	YA356	Nov. 2001	CFM56-7
N801SY	B737-7	S/N 30332	YC152	Feb. 2001	CFM56-7
N804SY	B737-7	S/N 30689	YC155	Aug. 2001	CFM56-7
N805SY	B737-7	S/N 30032	YC156	Nov. 2001	CFM56-7
N808SY	B737-7	S/N 33021	YJ936	Mar. 2005	CFM56-7
N809SY	B737-7	S/N 30683	YK132	Mar. 2005	CFM56-7
N813SY	B737-7	S/N 28237	YC104	Feb. 2001	CFM56-7
N814SY	B737-7	S/N 30620	YD251	Oct. 2001	CFM56-7
N815SY	B737-7	S/N 30623	YD253	Oct. 2001	CFM56-7
N816SY	B737-7	S/N 30637	YC113	Mar. 2001	CFM56-7
N817SY	B737-7	S/N 30392	YC082	Apr. 2001	CFM56-7
N818SY	B737-7	S/N 29646	YJ976	Jun. 2007	CFM56-7
N819SY	B737-7	S/N 34254	YJ005	Mar. 2006	CFM56-7

4. Except as amended by this Amendment, all other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives on the date first written above.

MN Airlines, LLC.		DELTA AIR LINES, INC.
DBA Sun Country Airlines

By:	/s/ Craig Hirman 9/4/2014	By:	/s/ Peter T. Turner
Name:	Craig Hirman	Name:	Peter T. Turner
Title:	Sr. Director – Airframe Maintenance & Engineering	Title:	Vice President – MRO Services